UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2019

JEFFERIES FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Jefferies Financial Group Inc. Board of Directors approved an executive compensation incentive bonus plan for fiscal year 2019 for the following executive officers:

Executive:	Title:
Teresa S. Gendron	Vice President and Chief Financial Officer
Michael J. Sharp	Executive Vice President and General Counsel

Under the plan for Ms. Gendron and Mr. Sharp, each executive’s 2019 bonus will be partly performance-based and partly discretionary.

Performance-based Bonus

To be eligible to receive targeted performance-based bonus, Jefferies will have to achieve 9% Return on Tangible Deployable Equity (ROTDE) during the year ending November 30, 2019. ROTDE is net income adjusted for amortization of intangible assets divided by tangible book value at the beginning of the year adjusted for intangible assets and deferred tax assets. ROTDE is the same performance metric historically used for executive bonuses.

If Jefferies’ 2019 ROTDE is less than 6%, Ms. Gendron and Mr. Sharp will not receive any performance-based bonus. If Jefferies’ 2019 ROTDE equals 6%, Ms. Gendron and Mr. Sharp will be eligible to receive a performance-based bonus equal to $250,000 and $1,000,000, respectively. If Jefferies’ 2019 ROTDE equals 9% Ms. Gendron and Mr. Sharp will be eligible to receive a performance-based bonus equal to $500,000 and $2,000,000, respectively. If Jefferies’ 2019 ROTDE equals 12% or more, Ms. Gendron and Mr. Sharp will be eligible to receive a performance-based bonus equal to $750,000 and $3,000,000, respectively. 2019 ROTDE performance results falling between 6-12% will result in each executive being eligible to receive a performance-based bonus based on an interpolated basis.

Discretionary-based Bonus

Each executive will also be eligible to receive a discretionary bonus based on personal performance, effectiveness of non-revenue-generating activities, implementation of strategic initiatives and overall senior management skill and effectiveness.

Performance and discretionary-based bonuses will be subject to Compensation Committee approval following fiscal year 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Financial Group Inc.

Date: February 12, 2019	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and Associate General Counsel